SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): July 14, 2000 (July 14, 2000)
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                       INNOVATIVE CLINICAL SOLUTIONS, LTD.
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             (Exact name of registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

     0-27568                                      65-0617076
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(Commission File Number)                    (IRS Employer Identification Number)


               10 Dorrance Street, Suite 400, Providence, RI 02903
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                    (Address of principal executive offices)

                                 (401) 831-6755
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)


Item 3. Bankruptcy or Receivership

         On July 14, 2000, Innovative Clinical Solutions, Ltd. (the "Company") announced that it and its wholly owned subsidiaries (collectively, the "Debtors") filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Court") (Case Nos. 00-3027 through 00-3091 inclusive). The Debtors' cases have been consolidated for the purpose of joint administration and have been assigned to Judge Peter J. Walsh. At hearings held on July 14, 2000 the Court entered first day orders granting authority to the Company and its subsidiaries to pay pre-petition employee wages, salaries, benefits and other employee obligations. The Court also approved orders granting authority, among other things, to pay pre-petition claims of vendors in the ordinary course of business. Throughout the pendency of the bankruptcy proceedings, the Company intends to pay post-petition claims of vendors and providers in the ordinary course of business. The Court also authorized the Debtors' to use cash collateral to fund their working capital requirements on an interim basis. The cash collateral and the existing cash flows will be used to fund the Debtors' ongoing operations during the restructuring. A copy of the press release issued by the Company is included as an exhibit to the filing and is incorporated herein by reference.

         Certain statements set forth above, including, but not limited to, statements containing the words "anticipates," "believes," "expects," "intends," "will," "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commissions. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Not Applicable

         (b)      Pro forma financial information

                  Not Applicable

         (c)      Exhibits

                  Exhibit 99 - Press Release Dated July 14, 2000

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INNOVATIVE CLINICAL SOLUTIONS, LTD.



                                    By:/s/ Gary S. Gillheeney
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                                       Gary S. Gillheeney
                                       Chief Financial Officer


Date:  July 14, 2000

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